Exhibit 99.1

Media Contact:

Steve Sturgeon

QLogic Corporation

858.472.5669

steve.sturgeon@qlogic.com

Investor Contact:

Jean Hu

QLogic Corporation

949.389.7579

jean.hu@qlogic.com

QLOGIC REPORTS THIRD QUARTER

RESULTS FOR FISCAL YEAR 2013

ALISO VIEJO, Calif., January 24, 2013—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its third quarter financial results for the period ended December 30, 2012.

Third Quarter Highlights

•	Net revenue: $119.4 million

•	GAAP income from continuing operations: $13.7 million or $0.15 per diluted share

•	Non-GAAP income from continuing operations: $18.3 million or $0.20 per diluted share

•	Operating margin: 12.1% GAAP, 18.1% non-GAAP

•	Cash and marketable securities: $495.2 million as of December 30, 2012

•	Cash generated from operations: $32.7 million

Financial Results

Net revenue for the third quarter of fiscal 2013 was $119.4 million compared to $142.8 million in the same quarter last year. Revenue from Host Products was $89.8 million during the third quarter of fiscal 2013 compared to $111.8 million in the same quarter last year. Revenue from Network Products was $20.1 million during the third quarter of fiscal 2013 compared to $18.5 million in the same quarter last year. Revenue from Silicon Products was $9.6 million during the third quarter of fiscal 2013 compared to $12.4 million in the same quarter last year.

Income from continuing operations on a GAAP basis for the third quarter of fiscal 2013 was $13.7 million, or $0.15 per diluted share, compared to $29.2 million, or $0.29 per diluted share, for the third quarter of fiscal 2012. Income from continuing operations on a non-GAAP basis for the third quarter of fiscal 2013 was $18.3 million, or $0.20 per diluted share, compared to $34.5 million, or $0.34 per diluted share, for the third quarter of fiscal 2012.

“During the December quarter, we reported financial results that exceeded our expectations. We delivered revenue of $119.4 million and non-GAAP income from continuing operations per diluted share of $0.20, both above our original guidance range,” said Simon Biddiscombe, president and chief executive officer, QLogic. “We are seeing stabilization in our business and I believe our investments in innovative technologies for new market opportunities position us well to deliver future growth.”

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

QLogic’s third quarter fiscal 2013 conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Simon Biddiscombe, president and chief executive officer, and Jean Hu, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (877) 675-4750, pass code: 2146165.

The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

Follow QLogic @ twitter.com/qlogic

QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends, the stabilization of the business, and investments for new market opportunities to deliver future growth) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: unfavorable economic conditions; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; the ability to attract and retain key personnel; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; a reduction in sales efforts by current distributors; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; uncertain benefits from strategic business combinations, acquisitions and divestitures; declines in the market value of the company’s marketable securities; changes in and compliance with regulations; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; and security system risks, data protection breaches and cyber-attacks.

More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 30, 2012	January 1, 2012	December 30, 2012	January 1, 2012
Net revenues	$119,386	$142,779	$367,624	$423,535
Cost of revenues	39,089	45,766	121,382	133,979

Gross profit	80,297	97,013	246,242	289,556

Operating expenses:
Engineering and development	38,409	34,229	115,891	104,146
Sales and marketing	19,325	19,858	57,950	58,088
General and administrative	8,139	8,803	24,951	26,820

Total operating expenses	65,873	62,890	198,792	189,054

Operating income	14,424	34,123	47,450	100,502
Interest and other income, net	903	798	2,935	2,926

Income from continuing operations before income taxes	15,327	34,921	50,385	103,428
Income taxes	1,622	5,700	6,459	13,504

Income from continuing operations	13,705	29,221	43,926	89,924
Income (loss) from discontinued operations, net of income taxes	(464)	804	(425)	1,181

Net income	$13,241	$30,025	$43,501	$91,105

Income from continuing operations per share:
Basic	$0.15	$0.29	$0.46	$0.88
Diluted	$0.15	$0.29	$0.46	$0.87
Income (loss) from discontinued operations per share:
Basic	$(0.01)	$0.01	$—	$0.01
Diluted	$(0.01)	$0.01	$—	$0.01
Net income per share:
Basic	$0.14	$0.30	$0.46	$0.89
Diluted	$0.14	$0.30	$0.46	$0.88
Number of shares used in per share calculations:
Basic	92,386	100,135	94,518	102,696
Diluted	92,570	100,668	94,963	103,340

QLOGIC CORPORATION

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO

NON-GAAP INCOME FROM CONTINUING OPERATIONS

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 30, 2012	January 1, 2012	December 30, 2012	January 1, 2012
GAAP income from continuing operations	$13,705	$29,221	$43,926	$89,924
Items excluded from GAAP income from continuing operations:
Stock-based compensation	6,973	7,620	23,295	24,349
Amortization of acquisition-related intangible assets	243	242	730	730
Income tax effect	(2,576)	(2,567)	(7,444)	(7,354)

Total non-GAAP adjustments	4,640	5,295	16,581	17,725

Non-GAAP income from continuing operations	$18,345	$34,516	$60,507	$107,649

Income from continuing operations per diluted share:
GAAP income from continuing operations	$0.15	$0.29	$0.46	$0.87
Adjustments	0.05	0.05	0.18	0.17

Non-GAAP income from continuing operations	$0.20	$0.34	$0.64	$1.04

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core income from continuing operations and core income from continuing operations per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core profitability with historical periods and comparisons of the company’s core profitability with the corresponding results for competitors. Management believes that non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going profitability and related profitability on a per diluted share basis.

Management uses non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Nine Months Ended
	December 30, 2012	January 1, 2012	December 30, 2012	January 1, 2012
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$529	$590	$1,839	$1,924
Amortization of acquisition-related intangible assets	243	242	730	730

Total cost of revenue adjustments	772	832	2,569	2,654

Operating expenses:
Engineering and development:
Stock-based compensation	3,030	3,256	10,444	10,948
Sales and marketing:
Stock-based compensation	1,619	1,783	5,217	5,166
General and administrative:
Stock-based compensation	1,795	1,991	5,795	6,311

Total operating expense adjustments	6,444	7,030	21,456	22,425

Total non-GAAP adjustments before income taxes	7,216	7,862	24,025	25,079
Income tax effect	(2,576)	(2,567)	(7,444)	(7,354)

Total non-GAAP adjustments	$4,640	$5,295	$16,581	$17,725

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	December 30, 2012	April 1, 2012
ASSETS
Current assets:
Cash and cash equivalents	$99,856	$164,516
Marketable securities	395,327	373,439

Total cash and marketable securities	495,183	537,955
Accounts receivable, net	69,499	76,588
Inventories	23,035	19,724
Deferred tax assets	13,838	16,780
Other current assets	23,006	35,842

Total current assets	624,561	686,889
Property and equipment, net	88,393	78,010
Goodwill	110,976	110,976
Purchased intangible assets, net	4,360	5,277
Deferred tax assets	35,655	30,558
Other assets	1,553	1,708

	$865,498	$913,418

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$30,547	$34,198
Accrued compensation	25,941	28,326
Accrued taxes	2,452	2,799
Deferred revenue	5,711	6,504
Other current liabilities	11,080	9,390

Total current liabilities	75,731	81,217
Accrued taxes	66,953	64,853
Other liabilities	6,284	7,505

Total liabilities	148,968	153,575

Stockholders’ equity:
Common stock	212	211
Additional paid-in capital	924,604	901,734
Retained earnings	1,660,702	1,617,201
Accumulated other comprehensive income	1,883	1,033
Treasury stock	(1,870,871)	(1,760,336)

Total stockholders’ equity	716,530	759,843

	$865,498	$913,418

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Nine Months Ended
	December 30, 2012	January 1, 2012
Cash flows from operating activities:
Net income	$43,501	$91,105
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,071	24,514
Stock-based compensation	23,295	25,787
Deferred income taxes	(3,810)	(4,334)
Other non-cash items	3,138	5,082
Changes in operating assets and liabilities:
Accounts receivable	7,179	(12,244)
Inventories	(3,311)	(36)
Other assets	113	119
Accounts payable	(2,499)	(2,333)
Accrued compensation	(2,385)	2,382
Accrued taxes	14,367	4,531
Deferred revenue	(625)	(1,412)
Other liabilities	1,495	936

Net cash provided by operating activities	101,529	134,097

Cash flows from investing activities:
Purchases of available-for-sale securities	(228,202)	(336,005)
Proceeds from sales and maturities of available-for-sale securities	204,325	247,928
Purchases of property and equipment	(31,728)	(23,480)

Net cash used in investing activities	(55,605)	(111,557)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	6,571	12,674
Excess tax benefits from stock-based awards	129	529
Minimum tax withholding paid on behalf of employees for restricted stock units	(5,555)	(5,425)
Purchases of treasury stock	(111,729)	(103,900)

Net cash used in financing activities	(110,584)	(96,122)

Net decrease in cash and cash equivalents	(64,660)	(73,582)
Cash and cash equivalents at beginning of period	164,516	147,780

Cash and cash equivalents at end of period	$99,856	$74,198

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended		Nine Months Ended
	December 30, 2012	January 1, 2012	December 30, 2012	January 1, 2012
Host Products	$89,763	$111,835	$280,367	$324,208
Network Products	20,051	18,501	57,166	56,198
Silicon Products	9,572	12,443	30,091	43,129

	$119,386	$142,779	$367,624	$423,535